Exhibit 99.1

Access National Reports Record Quarterly Earnings, Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--October 19, 2011--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported third quarter net income of $3.1 million, a record level of quarterly earnings and a 27.8% increase over the $2.4 million recorded in the third quarter of 2010. This represents the company’s 45th consecutive quarterly profit over its 12 year history. Net income per diluted common share was $0.30, an increase of 30.4% over the $0.23 reported in the third quarter of 2010. The increase in net income is primarily due to a combination of a decrease in interest expense and an increase in non-interest income.

Based upon record earnings, strong capital and a favorable outlook, the Board of Directors declared a cash dividend of $0.04 per share for holders of record as of November 3, 2011 and payable November 25, 2011.

Net income for the nine months ended September 30, 2011 totaled approximately $8.1 million compared to $5.3 million for the same period in 2010. While mortgage banking earnings rose in the year over year period, the core commercial banking segment contributed 83.5% of the year to date earnings in 2011 compared to 76% in 2010.

YTD diluted earnings per share were $0.78 compared to $0.50 in 2010. Book Value per common share at September 30, 2011 was $7.84, 12.6% higher than the $6.96 value at December 31, 2010. The company remains “Well Capitalized” under banking regulations as the total equity to assets ratio was 10.91% at September 30, 2011.

Return on average assets annualized was 1.69% for the third quarter of 2011 compared to 1.22% for the third quarter of 2010. Return on average equity annualized was 15.9% for the quarter ended September 30, 2011 compared to 13.9% for the same period last year. The net interest margin expanded to 4.02% compared to 4.00% in the linked quarter and 3.36% for the quarter ended September 30, 2010.

Loans held for investment totaled $542.6 million, compared to $491.5 million at December 31, 2010, an increase of $51.1 million due to continued focus on expanding the commercial loan-driven relationships. Total assets amounted to $765.5 million compared to $831.8 million at December 31, 2010. The decrease in assets was primarily attributable to a reduction in securities, interest-bearing balances and federal funds sold.

Commercial demand deposits have increased 37.1% from December 31, 2010 to $115.1 million at September 30, 2011 and represent 19.3% of total deposits at September 30, 2011 while savings and interest-bearing deposits increased $9.3 million from December 31, 2010. Time deposits decreased $71.4 million from year end December 31, 2010 primarily due to a deliberate reduction in non-core rate sensitive deposits.

Non-performing assets (NPA) totaled $7.7 million or 1.1% of total assets while the allowance for loan losses totaled $11.5 million or 2.13% of total loans held for investment and 149% of NPA as of September 30, 2011.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	September 30,	September 30,	December 31,
	2011	2010	2010
(In Thousands)	(unaudited)	(unaudited)

ASSETS

Cash and due from banks	$10,909	$13,012	$9,198

Interest-bearing balances and federal funds sold	32,017	19,493	102,709

Investment securities:
Securities available for sale - at fair value	60,287	152,775	128,745
Held to Maturity, at amortized cost (fair value of $9,978)	10,000	-	-
Total investment securities	70,287	152,775	128,745

Loans held for sale - at fair value	96,764	123,048	82,244

Loans held for investment
net of allowance for loan losses of $11,537, $9,722
and $10,527, respectively	531,045	468,605	481,002

Premises, equipment and land	8,720	8,552	8,934

Other assets	15,725	19,353	18,992

Total assets	$765,467	$804,838	$831,824

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$115,110	$87,446	$83,972

Savings and interest-bearing deposits	167,673	160,897	158,352

Time deposits	314,119	358,614	385,524

Total deposits	596,902	606,957	627,848

Short-term borrowings	65,015	69,815	80,348

Long-term borrowings	5,375	37,587	37,034

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	11,813	11,638	8,215

Total Liabilities	685,291	732,183	759,631

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 10,224,742, 10,459,826
and 10,376,169 shares, respectively	8,538	8,734	8,664

Surplus	16,900	18,207	17,794

Retained earnings	54,637	45,391	47,530

Accumulated other comprehensive income	101	323	(1,795)

Total shareholders' equity	80,176	72,655	72,193

Total liabilities and shareholders' equity	$765,467	$804,838	$831,824

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
(In Thousands Except for Share Data)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,354	$8,190	$24,168	$24,039

Interest on federal funds sold and bank balances	25	58	97	172

Interest on securities	497	583	1,710	1,537
Total interest income	8,876	8,831	25,975	25,748

INTEREST EXPENSE
Interest on deposits	1,235	1,888	3,925	5,905

Interest on other borrowings	435	584	1,430	1,912
Total interest expense	1,670	2,472	5,355	7,817
Net interest income	7,206	6,359	20,620	17,931

Provision for loan losses	715	575	936	1,321
Net interest income after provision for loan losses	6,491	5,784	19,684	16,610

NONINTEREST INCOME
Service charges and fees	178	164	519	490

Gain on sale of loans	11,821	10,457	24,719	24,095

Other Income	(1,297)	(211)	(597)	(875)
Total noninterest income	10,702	10,410	24,641	23,710

NONINTEREST EXPENSE
Salaries and benefits	6,950	5,979	18,220	16,595

Occupancy and equipment	639	613	1,982	1,943

Other operating expense	4,785	5,677	11,606	13,276
Total noninterest expense	12,374	12,269	31,808	31,814
Income before income tax	4,819	3,925	12,517	8,506

Income tax expense	1,706	1,489	4,446	3,176
NET INCOME	$3,113	$2,436	$8,071	$5,330

Earnings per common share:
Basic	$0.30	$0.23	$0.78	$0.51
Diluted	$0.30	$0.23	$0.78	$0.50

Average outstanding shares:
Basic	10,227,631	10,474,543	10,303,840	10,539,924
Diluted	10,301,250	10,495,734	10,365,793	10,559,122

Performance and Capital Ratios

	Nine Months	Six Months	Three Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	September 30,	December 31,
(Dollars In Thousands)	2011	2011	2011	2010	2010

Return on average assets (annualized)	1.46%	1.35%	1.20%	0.95%	0.98%
Return on average equity (annualized)	14.20%	13.31%	12.53%	10.12%	10.85%
Net interest margin	3.85%	3.77%	3.55%	3.35%	3.41%
Efficiency ratio - Bank only	52.61%	52.72%	52.32%	60.73%	59.02%
Total equity to assets	10.47%	10.91%	10.38%	9.03%	8.68%

Averages
Assets	736,426	734,947	763,780	750,968	772,600
Loans held for investment	510,177	501,501	494,920	472,361	475,726
Loans held for sale	36,068	29,186	29,021	49,144	63,868
Interest-bearing deposits & federal funds sold	53,002	54,269	80,249	93,323	86,531
Investment securities	114,517	126,848	135,281	98,381	107,685
Earning assets	713,764	711,804	739,472	713,209	733,810
Interest-bearing deposits	442,822	436,857	486,785	487,451	498,028
Total deposits	537,119	524,083	566,966	558,958	572,138
Repurchase agreements & federal funds sold	36,935	36,583	36,064	26,028	29,202
Commercial paper & other short term borrowings	66,696	80,206	66,637	33,938	38,088
Long-term borrowings	12,648	12,927	13,204	45,984	45,423
Equity	75,774	74,517	72,988	70,240	69,827

Banking segment - income before taxes	$10,456	$7,474	$3,348	$6,475	$8,760
Mortgage segment - income before taxes	$3,828	$1,459	$711	$3,292	$4,983
Other segments - income before taxes	$(1,767)	$(1,235)	$(507)	$(1,261)	$(1,641)
Mortgage loan originations	$551,883	$315,317	$139,412	$620,312	$908,959
Allowance for losses on mortgage loans sold	$2,395	$2,286	$2,113	$4,488	$1,991

Book value per common share	$7.84	$7.56	$7.21	$6.95	$6.96

Composition of Loan Portfolio

	September 30, 2011		December 31, 2010		September 30, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate-Owner Occupied	$144,984	26.72%	$137,171	27.91%	$137,748	28.80%
Commercial real estate-Income Producing	108,096	19.92	83,173	16.92	85,826	17.94
Residential real estate	131,399	24.22	135,440	27.55	137,745	28.80
Commercial	115,696	21.32	94,765	19.28	78,556	16.42
Real estate construction	39,825	7.34	38,093	7.75	37,066	7.75
Consumer	2,582	0.48	2,887	0.59	1,386	0.29
Total loans	$542,582	100.00%	$491,529	100.00%	$478,327	100.00%
Less allowance for loan losses	11,537		10,527		9,722
	$531,045		$481,002		$468,605

Composition of Deposits

	September 30, 2011		December 31, 2010		September 30, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$115,110	19.28%	$83,972	13.37%	$87,446	14.41%
Interest-bearing demand deposits	63,140	10.58	24,548	3.91	26,021	4.29
Savings and money market	104,533	17.51	133,804	21.31	109,816	18.09
CDARS-reciprocal time deposits	164,340	27.54	234,221	37.31	208,670	34.38
Brokered deposits	30,203	5.06	33,519	5.34	59,795	9.85
Time deposits	119,576	20.03	117,784	18.76	115,209	18.98
Total Deposits	$596,902	100.00%	$627,848	100.00%	$606,957	100.00%

Asset Quality Trend Profile

	Nine Months	Six Months	Three Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	September 30, 2011	June 30, 2011	March 31, 2011	September 30, 2010	December 31, 2010

Total assets	$765,467	$713,016	$717,198	$804,838	$831,824
Total loans held for investment	$542,582	$520,674	$497,469	$478,327	$491,529

Allowance for loan losses - beginning balance	$10,527	$10,527	$10,527	$9,127	$9,127
Charge offs	(944)	(553)	(184)	(1,231)	(2,048)
Recoveries	1,019	862	156	505	632
Net charge offs	75	309	(28)	(726)	(1,416)
Provision for loan losses	935	221	223	1,321	2,816
Allowance for loan losses - ending balance	$11,537	$11,057	$10,722	$9,722	$10,527

Allowance for loan losses/loans held for investment	2.13%	2.12%	2.16%	2.03%	2.14%

Delinquent 30 - 90 days	$4,226	$171	$2,100	$840	$2,771
Percentage of loans delinquent	0.78%	0.03%	0.42%	0.18%	0.56%

Non-accrual loans	$7,077	$7,481	$9,163	$6,952	$8,561
OREO	$590	$590	$1,859	$3,276	$1,859
Total NPA	$7,667	$8,071	$11,022	$10,228	$10,420
NPA to total assets	1.00%	1.13%	1.53%	1.27%	1.25%
Allowance for loan losses/NPA	150.48%	137.00%	97.28%	95.06%	101.03%

OREO Expense	$420	$395	$68	$1,324	$2,335
Gain on Sale of OREO	$1,325	$1,325	$15	$349	$1,253
OREO expense net	$(905)	$(930)	$53	$975	$1,082

Allowance for losses on mortgage loans sold	$2,395	$2,286	$2,113	$4,488	$1,991
Provision for losses on mortgage loans sold	$527	$289	$126	$2,400	$3,836

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2011			June 30, 2011			September 30, 2010
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$90,258	$497	2.20%	$118,506	$580	1.96%	$127,467	$583	1.83%
Loans held for sale	49,641	591	4.76%	29,348	342	4.66%	70,913	840	4.74%
Loans(1)	527,258	7,763	5.89%	508,010	7,590	5.98%	471,308	7,350	6.24%
Interest-bearing balances and federal funds sold	50,509	25	0.20%	28,575	17	0.24%	88,014	58	0.26%
Total interest earning assets	717,666	8,876	4.95%	684,439	8,529	4.98%	757,702	8,831	4.66%
Noninterest earning assets:
Cash and due from banks	10,373			10,870			12,516
Premises, land and equipment	8,747			8,843			8,609
Other assets	13,374			13,204			33,155
Less: allowance for loan losses	(11,235)			(10,789)			(9,625)
Total noninterest earning assets	21,259			22,128			44,655
Total Assets	$738,925			$706,567			$802,357

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$64,155	$85	0.53%	$23,431	$26	0.44%	$34,217	$47	0.55%
Money market deposit accounts	105,718	146	0.55%	108,988	156	0.57%	133,866	319	0.95%
Savings accounts	2,962	1	0.14%	2,848	2	0.28%	3,862	9	0.93%
Time deposits	281,723	1,003	1.42%	252,211	995	1.58%	356,644	1,513	1.70%
Total interest-bearing deposits	454,558	1,235	1.09%	387,478	1,179	1.22%	528,589	1,888	1.43%
Borrowings:
FHLB Advances	2,935	3	0.41%	26,484	24	0.36%	8,202	71	3.46%
Securities sold under agreements to repurchase and federal funds purchased	37,627	17	0.18%	37,097	19	0.20%	28,376	23	0.32%
Other short-term borrowings	7,183	9	0.50%	37,142	56	0.60%	26,451	61	0.92%
FHLB Long-term borrowings	5,913	54	3.65%	6,466	55	3.40%	8,127	73	3.59%
FDIC Term Note	29,999	299	3.99%	29,999	297	3.96%	29,998	299	3.99%
Subordinated Debentures	6,186	53	3.43%	6,186	52	3.36%	6,186	57	3.69%
Total borrowings	89,843	435	1.94%	143,374	503	1.40%	107,340	584	2.18%
Total interest-bearing deposits and borrowings	544,401	1,670	1.23%	530,852	1,682	1.27%	635,929	2,472	1.55%
Noninterest-bearing liabilities:
Demand deposits	107,746			94,179			74,870
Other liabilities	8,566			5,643			21,286
Total liabilities	660,713			630,674			732,085
Shareholders' Equity	78,212			75,893			70,272
Total Liabilities and Shareholders' Equity:	$738,925			$706,567			$802,357

Interest Spread(2)			3.72%			3.72%			3.11%

Net Interest Margin(3)		$7,206	4.02%		$6,847	4.00%		$6,359	3.36%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2011			September 30, 2010
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$114,517	$1,710	1.99%	$98,381	$1,537	2.08%
Loans held for sale	36,068	1,282	4.74%	49,144	1,801	4.89%
Loans(1)	510,177	22,886	5.98%	472,361	22,238	6.28%
Interest-bearing balances and federal funds sold	53,002	97	0.24%	93,323	172	0.25%
Total interest-earning assets	713,764	25,975	4.85%	713,209	25,748	4.81%
Noninterest-earning assets:
Cash and due from banks	11,297			9,652
Premises, land and equipment	8,847			8,671
Other assets	13,394			28,788
Less: allowance for loan losses	(10,876)			(9,352)
Total noninterest-earning assets	22,662			37,759
Total Assets	$736,426			$750,968

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$37,153	$138	0.50%	$31,774	$150	0.63%
Money market deposit accounts	112,893	496	0.59%	132,034	1,103	1.11%
Savings accounts	2,905	4	0.18%	3,979	28	0.94%
Time deposits	289,871	3,287	1.51%	319,664	4,624	1.93%
Total interest-bearing deposits	442,822	3,925	1.18%	487,451	5,905	1.62%
Borrowings:
FHLB Advances	11,308	42	0.50%	12,489	384	4.10%
Securities sold under agreements to repurchase and federal funds purchased	36,935	53	0.19%	26,028	81	0.41%
Other short-term borrowings	25,389	114	0.60%	21,449	150	0.93%
FHLB Long-term borrowings	6,462	171	3.53%	9,801	243	3.31%
FDIC Term Note	29,999	892	3.96%	29,997	892	3.96%
Subordinated Debentures	6,186	158	3.41%	6,186	162	3.49%
Total borrowings	116,279	1,430	1.64%	105,950	1,912	2.41%
Total interest-bearing deposits and borrowings	559,101	5,355	1.28%	593,401	7,817	1.76%
Noninterest-bearing liabilities:
Demand deposits	94,297			71,507
Other liabilities	7,254			15,820
Total liabilities	101,551			87,327
Shareholders' Equity	75,774			70,240
Total Liabilities and Shareholders' Equity:	$736,426			$750,968

Interest Spread(2)			3.58%			3.06%

Net Interest Margin(3)		$20,620	3.85%		$17,931	3.35%
(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100